SUPPLEMENT Dated May 25, 2010 To The Current Prospectus

SpectraSelect SpectraDirect

Issued By ING USA Annuity and Life Insurance Company
Through Its Separate Account U

This supplement updates the prospectus. Please read it carefully and keep it with your copy of the prospectus for future reference. If you have any questions, please call our Customer Service Center at 1-800-366-0066.

Effective after the close of business on or about May 28, 2010, the following investment portfolio will be made available under your contract:

Fund Name	Investment Adviser/	Investment Objective
Subadviser
Invesco Variable Insurance Funds
Invesco Van Kampen V.I. Global Value	Investment Adviser: Invesco	Seeks long-term capital appreciation.
Equity Fund – Series I	Advisers, Inc.

SpectraDirect – SpectraSelect – SPSD-10A 05/10